                                                                   EXHIBIT 10.31

                                  AMENDMENT dated as of June 9, 2000, to the
                           Amended and Restated Credit Agreement dated as of July 18, 1997, as amended and restated as of September 26, 1997, and as, subsequently amended (the "Credit Agreement"), among ARGO-TECH CORPORATION, AT HOLDINGS CORPORATION, the LENDERS party thereto and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement as amended hereby), has requested that the Required Lenders approve, amendments to certain provisions of the Credit Agreement; and

                  WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

                  NOW, THEREFORE, in consideration of these premises, the Borrower, Holdings and the Required Lenders hereby agree as follows:

         SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended by replacing the pricing grid included in the definition of "Applicable Rate" in its entirety with the following:

----------------------------------------------------------------------------------------------------------------------
                Leverage Ratio:                    ABR Spread         Eurodollar Spread         Commitment Fee Rate
----------------------------------------------------------------------------------------------------------------------
                  Category 1
                  ----------
     Greater than or equal to 5.50 to 1.00            1.50                   2.50                      0.50
----------------------------------------------------------------------------------------------------------------------
                  Category 2
                  ----------
     Greater than or equal to 5.00 to 1.00
          but less than 5.50 to 1.00                  1.25                   2.25                      0.50
----------------------------------------------------------------------------------------------------------------------
                  Category 3
                  ----------
    Greater than or equal to 4.50 to 1.00,
          but less than 5.00 to 1.00                  0.75                   1.75                      0.375
----------------------------------------------------------------------------------------------------------------------
                  Category 4
                  ----------
    Greater than or equal to 4.00 to 1.00,
          but less than 4.50 to 1.00                  0.50                   1.50                      0.375
----------------------------------------------------------------------------------------------------------------------
                  Category 5
                  ----------
    Greater than or equal to 3.50 to 1.00,
          but less than 4.00 to 1.00                  0.25                   1.25                      0.250
----------------------------------------------------------------------------------------------------------------------
                  Category 6

            Less than 3.50 to 1.00                    0.00                   1.00                      0.20
----------------------------------------------------------------------------------------------------------------------

         (b) Section 6.13 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

                  "SECTION 6.13. SENIOR LEVERAGE RATIO. The Borrower will not permit the Senior Leverage Ratio as of any date during the period set forth below to be in excess of the ratio set forth below opposite such period:

                   Fiscal Quarter Ending:            Ratio:
                   ---------------------             -----
                   April 28, 2000                    2.00:1.0
                   July 28, 2000                     2.00:1.0
                   October 27, 2000                  2.00:1.0
                   January 26, 2001                  1.90:1.0
                   April 27, 2001                    1.80:1.0
                   July 27, 2001                     1.70:1.0
                   Thereafter                        1.50:1.0"

         (c) Section 6. 14 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

                  "SECTION 6.14. CONSOLIDATED INTEREST EXPENSE COVERAGE RATIO. The Borrower will not permit its ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense (net of interest income), in each case for any period of four consecutive fiscal quarters of the Borrower ending on the last day of any fiscal quarter referred to below to be less than the ratio set forth below opposite such period:

                   Fiscal Quarter Ending:            Ratio:
                   ---------------------             -----
                   April 28, 2000                    1.50:1.0
                   July 28, 2000                     1.50:1.0
                   October 27, 2000                  1.50:1.0
                   January 26, 2001                  1.50:1.0
                   April 27, 2001                    1.65:1.0
                   July 27, 2001                     1.75:1.0
                   October 26, 2001                  1.90:1.0
                   February 1, 2002                  2.00:1.0
                   April 26, 2002                    2.10:1.0
                   July 26, 2002                     2.10:1.0
                   October 25, 2002                  2.10:1.0
                   Thereafter                        2.25:1.0"

         SECTION 2. AMENDMENT FEE. In consideration of the agreements of the Required Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent for the account of each Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart of this Amendment on or prior to June 9, 2000, an amendment fee (the "Amendment Fee") as agreed to separately by the Administrative Agent and the Borrower; provided that the Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 4 below.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and Holdings represents and warrants to each of the Lenders that, after giving effect to the amendments

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contemplated hereby, (a) the representations and warranties of the Borrower and
Holdings set forth in the Loan Documents are true and correct on and as of the date of this Amendment and (b) no Default has occurred and is continuing.

         SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

         SECTION 5. APPLICABLE LAW. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

         SECTION 6. NO OTHER AMENDMENTS. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 9. EXPENSES. Borrower shall reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the Borrower, Holdings and the Required Lenders have caused this Amendment to be duty executed by their duly authorized officers, all as of the date first above written.

                                         AT HOLDINGS CORPORATION,


                                         by       /s/  Paul A. Sklad
                                           -------------------------------
                                            Name:   Paul A. Sklad
                                            Title:     Controller

                                         ARGO-TECH CORPORATION,


                                         by       /s/  Paul A. Sklad
                                           -------------------------------
                                            Name:   Paul A. Sklad
                                            Title:     Controller

                                         THE CHASE MANHATTAN BANK,


                                         by       /s/  Matthew H. Massie
                                           -------------------------------
                                            Name:   Matthew H. Massie
                                            Title:     Managing Director

                                         BANK ONE, NA,


                                         by       /s/ Paul Schubert
                                           -------------------------------
                                            Name:   Paul Schubert
                                            Title:     Vice President

                                         COMERICA BANK


                                         by       /s/ Jeffrey J. Judge
                                           -------------------------------
                                            Name:   Jeffrey J. Judge
                                            Title:     Vice President

                                         CREDIT AGRICOLE INDOSUEZ


                                         by
                                           -------------------------------
                                            Name:
                                            Title:


                                         CREDIT LYONNAIS CHICAGO BRANCH


                                         by       /s/ Mary Ann Klemm
                                           -------------------------------
                                         Name:     Mary Ann Klemm
                                            Title:    Vice President

                                         HARRIS TRUST AND SAVINGS BANK


                                         by       /s/ Kirby M. Law
                                           -------------------------------
                                            Name:   Kirby M. Law
                                            Title:     Vice President

                                         HELLER FINANCIAL, INC.


                                         by       /s/ K. Craig Gallehugh
                                           -------------------------------
                                            Name:   K. Craig Gallehugh
                                            Title:     Vice President

                                         KEY BANK NATIONAL ASSOCIATION

                                         by       /s/ Thomas Purcell
                                           -------------------------------
                                            Name:   Thomas Purcell
                                            Title:     Vice President

                                         NATIONAL CITY BANK

                                         by       /s/ Matthew P. Tuohey
                                           -------------------------------
                                            Name:   Matthew P. Tuohey
                                            Title:     Vice President

                                         PNC BANK, NATIONAL ASSOCIATION


                                         by       /s/ Bruce G. Shearer
                                           -------------------------------
                                            Name:   Bruce G. Shearer
                                            Title:     Vice President